Exhibit 10.20

Certain identified information has been omitted from this document because it is both not material and would be competitively harmful if publicly disclosed and had been marked with “[***]” to indicate where omissions have been made.

MASTER EQUIPMENT FINANCE AGREEMENT NO.  7085A

This Master Equipment Finance Agreement dated as of March 25, 2021, is entered into between KLC Financial, Inc. ("Lender"), and ARCA Recycling, Inc. dba (if applicable) ("Borrower").

1.Financing Agreement and Security Interest. This Master Equipment Finance Agreement (the “Agreement”) constitutes an agreement to loan money secured by property. Lender loans to Borrower either: (a) the purchase price for property (the "Equipment") described on the schedule(s) to this Agreement (each, a “Schedule” or “Schedules”); or (b) funds secured by the Equipment described on a Schedule. Each Schedule incorporates all of the terms and provisions of the Agreement and shall be construed as a discrete loan, independent from every other Schedule. The term “Agreement” shall hereinafter refer to this Agreement, its Schedules and any ancillary documents.  This Agreement is not a legal commitment to enter into any further Schedule after executing a Schedule and Lender shall have no obligation to loan any additional amounts until all conditions to such funding are completed to Lender’s sole satisfaction.  Each Schedule may be terminated or prepaid only if expressly provided herein. As security for any Obligation, as defined herein, Borrower grants to Lender a first priority security interest in (a) all Equipment identified in any and all Schedules and all equipment, inventory, accessories, parts, attachments, improvements, accessions, replacements, substitutions, additions and proceeds (including without limitation, insurance proceeds) thereof; (b) all accounts, chattel paper, payment intangibles, leases, subleases, security deposits or other cash deposits and proceeds relating to any Equipment financed pursuant to this Agreement including any Schedule(s); and (c) all other collateral as to which a security interest has been or is hereinafter granted by Borrower to Lender in connection with any contractual agreements entered into between the parties and all proceeds thereof (the “Collateral”).  Borrower hereby authorizes Lender to file or record this Agreement, any related assignment(s) or financing statements with respect to Lender’s security interest in the Collateral with any appropriate governmental office in order to perfect such security interest. The security interest created thereunder will automatically terminate when all Obligations of Borrower to Lender under any and all Schedule(s) are discharged, and Lender, at the written request of Borrower, shall then promptly (but in no event later than three business days after such request) execute termination statements and such other documents as may be necessary or appropriate to make clear upon the public records the termination of such security interest.

2.Term; Monthly Payments. This Agreement shall start on the date signed by the Borrower (the “Start Date”) and continue until all Obligations have been satisfied. The term of each Schedule is the time period stated in each Schedule (the “Initial Term”).  The Initial Term commences on the date that all items of Equipment are accepted by Borrower in accordance with Section 5 hereof. Borrower shall pay to Lender the amounts set forth on each Schedule (“Monthly Payments”) which are payable monthly in advance and due on the First business day of each month (“Payment Date”) unless Borrower is notified in a written addendum to this Agreement (singularly or collectively an “Addendum”) by Lender.  Borrower agrees that any Addendum may be sent by Lender utilizing any communication channel authorized by this Agreement. Payment Date starts in the month in which all items of Equipment are accepted by Borrower in accordance with Section 5 hereof or the first day of a subsequent month if the all items of Equipment are accepted by Borrower in accordance with Section 5 hereof occurs after the first day of the month in which the Start Date occurs unless Borrower is notified by an Addendum otherwise. If the Start Date falls on a day other than the Payment Date, Borrower must pay an interim payment calculated by multiplying 1/30th of the Monthly Payment by the number of days between and including the Start Date and the first Payment Date.  The interim payment is due on the first day of the month, unless otherwise stated in the Schedule, following the Start Date and on the first of each subsequent month, unless Borrower is notified by an Addendum otherwise, until the Payment Date.  All payments shall be made to Lender at the address listed on this Agreement, or at such address that it designates in writing. Borrower authorizes the insertion into the Agreement of any serial numbers and other identification data about the Equipment, as well as other omitted material factual matters, as Lender deems necessary.

All Monthly Payments shall be remitted as designated on each Schedule, WITHOUT NOTICE OR DEMAND BY LENDER AND WITHOUT ABATEMENT, DEDUCTION OR SETOFF. A monthly "Transaction Fee" in the amount of $[***] shall be added to each Monthly Payment for maintenance of the Schedule. Any Monthly Payments which are not received by Lender within 10 days of the Payment Date shall be subject to a service charge of [***]% of each overdue payment so as to compensate Lender for the cost of administration and collection (a "Late Payment Servicing Charge"). Monthly Payments, Document Fees, Transaction Fees, Late Payment Servicing Charges, interest accrued at the Overdue Rate and all other sums due or to become due hereunder plus all covenants, warranties and duties of Borrower are herein referred to as the "Obligations." Time is of the essence for this Agreement and the receipt and performance of the Obligations. Lender's acceptance of any Obligation not timely paid by Borrower shall not be deemed a waiver of Borrower's continuing obligation to observe the terms and conditions of this Agreement in a timely manner. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum interest rate allowed to be charged or collected under applicable law; therefore, any excess payment, if any, made by Borrower will be applied to any outstanding Obligation and any remaining excess payment will be refunded to Borrower and Borrower further agrees that such remedy is its exclusive relief solely with respect to such usury matter, if any, and that no other relief or remedy for excess interest will be available to Borrower hereunder.

3.Estimated Cost of Equipment. The Monthly Payment for each Schedule may be based on the estimated cost of the Equipment. Accordingly, Borrower and Lender shall, if necessary, adjust the payment term(s) of a Schedule and/or to insert a more specific description of the Equipment whenever necessary and execute an Addendum to the Schedule reflecting such change(s).

4.Borrower’s Disclaimer of Warranties. BORROWER ACKNOWLEDGES THAT: (I) THE EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY BORROWER; (II) LENDER IS NEITHER A MANUFACTURER NOR A DEALER IN PROPERTY OF SUCH KIND AS THE EQUIPMENT, OR ANY EQUIPMENT; (III) NEITHER THE SUPPLIER, VENDOR NOR ANY REPRESENTATIVE OF ANY SUPPLIER OR VENDOR OR ANY MANUFACTURER OF THE EQUIPMENT IS AN AGENT OF LENDER OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS AGREEMENT; AND

(IV) LENDER HAS NOT MADE AND DOES NOT HEREBY MAKE ANY WARRANTY, WHETHER EXPRESS, IMPLIED OR OTHERWISE, AS TO ANY MATTER WHATSOEVER INCLUDING, WITHOUT LIMITATION, THE CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE EQUIPMENT. BORROWER ACCEPTS THE EQUIPMENT "AS-IS" AND WITH ALL FAULTS. NO DEFECT IN, UNFITNESS OF, OR AN INABILITY OF BORROWER TO USE ANY EQUIPMENT, HOWSOEVER CAUSED, RELIEVES BORROWER FROM ITS OBLIGATION TO MAKE MONTHLY PAYMENTS OR FROM ANY OTHER OBLIGATION UNDER THIS AGREEMENT. Lender shall not be responsible to Borrower or anyone claiming through Borrower for any damages, direct, consequential, or otherwise, resulting from the delivery, installation, use, existence, operation, performance or condition of the Equipment, or any delay or failure by any vendor or supplier in delivering and/or installing any Equipment or performing any service for Borrower. Nothing herein shall be construed as depriving Borrower of whatever rights Lender may have against any vendor or supplier of the Equipment, and Lender hereby authorizes Borrower, at Borrower's expense, to assert for Lender's account during the term of this Agreement, all of Lender's rights under any warranty or promise given by a vendor or supplier and relating to the Equipment. Borrower may communicate with such vendor or supplier providing the Equipment and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of such warranties or remedies.

5.Non-Cancelable Agreement; Unconditional Obligations. BORROWER SELECTED THE EQUIPMENT BASED ON BORROWER’S OWN SKILL AND EXPERIENCE AND HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY FROM LENDER IN CONNECTION WITH SUCH SELECTION. THIS AGREEMENT CANNOT BE CANCELED OR TERMINATED EXCEPT BY LENDER AS PROVIDED HEREIN. ALL THE OBLIGATIONS UNDER THIS AGREEMENT ARE ABSOLUTE, IRREVOCABLE, UNCONDITIONAL AND INDEPENDENT OF ANY CLAIMS AND WILL BE DULY PAID AND PERFORMED BY BORROWER WITHOUT ABATEMENT, DEDUCTION, OFFSET OR ANY MODIFICATION WHATSOVER, FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, THE CONDITION, INSTALLATION, EXISTENCE, PERFORMANCE, OPERATION, USE, WARRANTY, DELAY OR FAILURE OF DELIVERY OR LOCATION OF THE EQUIPMENT.

6.Maintenance. Borrower shall maintain the Equipment in good operating order and appearance at Borrower's expense and shall protect the Equipment from deterioration, other than ordinary wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. Borrower's duties to maintain the Equipment will include, without limitation, the performance of all service, maintenance and repair as required, recommended or advised by the manufacturer or vendor of the Equipment, and/or by any government agency or regulatory authority and/or according to reasonable and customary business and/or professional practices. BORROWER SHALL NOT REPLACE, ALTER, MODIFY OR OTHERWISE CHANGE THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER.

7.Security Deposit. Borrower's "Security Deposit", if any, shall secure Borrower's full and faithful performance of the Obligations. Lender may apply all or any part of any Security Deposit toward any overdue Obligation. To the extent the Security Deposit is so applied, Borrower shall promptly restore the Security Deposit to its full amount following written request by Lender to do so. Provided no Event of Default has occurred and is continuing and Borrower has complied with the Equipment return provisions of a Schedule, a Security Deposit may, a Borrower’s option, be applied to the final Monthly Payment. Security Deposits may be commingled with Lender's other funds. No interest shall be payable on any Security Deposit.

8.Insurance. Borrower shall, at its expense, keep the Equipment insured against all risk of loss or physical damage including loss, fire, theft or damage to the Equipment for the full replacement value of the Equipment.  Borrower shall also maintain comprehensive public liability insurance against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation or condition of the Equipment with a combined single limit in the minimum amount of $[***], together with such other insurance as may be required by law or as may be reasonably requested by Lender. All such insurance shall name Lender as an additional insured and loss payee and Lender shall be listed on any certificates of insurance as KLC Financial, Inc., and its successors and assigns and shall be in form and amount and with insurers satisfactory to Lender. Borrower shall furnish to Lender, promptly upon request, certified copies of or evidence of the policies of such insurance and evidence of each renewal thereof. Each insurer must agree, by endorsement upon the policy or policies issued by it, that it will give Lender not less than 30 days prior written notice before such policy or policies are canceled or materially altered, and, under the physical damage insurance; (i) that losses shall be payable solely to Lender, and (ii) that no act or omission of Borrower or any of its officers, agents, employees or representatives, or any other persons shall affect the obligation of the insurer to pay the full amount of any loss. Borrower hereby irrevocably authorizes Lender, at its option and in its sole discretion, to make, settle and adjust claims under such policy or policies of physical damage insurance and to endorse the name of Borrower on any check or other item of payment for the proceeds thereof. If Borrower fails to maintain such insurance, Lender shall have the right, but not the obligation, to obtain such insurance at Borrower’s expense. Such placement by Lender will result in an increase in Borrower’s Monthly Payments attributable to the premium paid for such insurance and Lender’s costs of obtaining the insurance and applicable service charges and/or fees.

9.Event of Loss; Borrower’s Risk of Loss. As used herein, an "Event of Loss" shall mean any of the following events with respect to any item of the Equipment: (i) the actual or constructive total loss of the Equipment; (ii) the loss, theft, or destruction of such Equipment or damage to such Equipment to such extent as shall make repair thereof uneconomical or shall render such Equipment permanently unfit for normal use; or (iii) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Equipment. THE OCCURRENCE OF ANY EVENT OF LOSS SHALL NOT REDUCE OR IMPAIR ANY OF THE OBLIGATIONS WHATSOEVER UNTIL NOTIFIED IN WRITING BY LENDER. Borrower assumes and shall bear, from the time that such risk passes to Lender from the vendor or supplier of the Equipment until the expiration or termination of the Agreement, and where applicable the return of the Equipment to Lender, the entire risk of an Event of Loss. Upon the occurrence of any damage to any Equipment not constituting an Event of Loss, Borrower, at its sole cost and expense, will promptly repair and restore such Equipment to substantially the same condition as existed prior to the date of such occurrence (assuming such Equipment was then in the condition required by this Agreement). Provided that no Event of Default has occurred, upon receipt of evidence reasonably satisfactory to Lender of completion of such repairs, Lender will apply any insurance proceeds it receives on account of such occurrence to the cost of such repairs and restoration; however, if at such time an Event of Default has occurred, Lender may apply any part or all of such proceeds to any of the Obligations. Upon the occurrence of an Event of Loss, Borrower shall immediately notify Lender in writing of such occurrence and shall fully inform Lender thereof within: (i) 5 days after the date upon which the Event of Loss occurred, and (ii) 5 days after the date on which either Borrower receives any proceeds of insurance in connection with such Event of Loss, or (iii) 5 days after any underwriter of insurance on the Equipment advises Borrower orally or in writing that it disclaims liability with respect to such Event of Loss, in which case the Borrower shall promptly pay to Lender on demand an amount equal to the sum of (a) the accrued but unpaid Monthly Payments and other sums due under the Agreement, plus (b) the present value of all future Monthly Payments to become due under the Agreement over the Initial Term, discounted at [***]% per annum, plus (c) any remaining outstanding Obligations including but not limited, attorney’s fees and costs, repossession or storage costs (the “Stipulated Loss Value”) less  the amount of any insurance proceeds or condemnation or similar award received by Lender on account of such Event of Loss. An Event of Loss shall not extend to or otherwise affect the Obligations up to and including the date upon which the full Stipulated Loss Value is received by Lender, whereupon the Schedule with respect to such Equipment shall terminate. After receipt by Lender of the Stipulated Loss Value and provided all of the Obligations are satisfied, Lender will, upon written request of Borrower, transfer its interest, if any, in such Equipment to Borrower on an "as is, where is" basis without warranty by or recourse to Lender. The proceeds of insurance with respect to an Event of Loss and any award on account of any condemnation or other taking of Equipment shall be paid to Lender and applied by Lender against the Stipulated Loss Value and the Obligations until fully satisfied; the excess balance, if any, of such proceeds or award shall be paid over by Lender to Borrower

10.Indemnity. Borrower shall indemnify and hold Lender harmless from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities arising out of or occasioned by or in connection with (i) the purchase, delivery, installation, acceptance, rejection, ownership, non-existence, leasing, possession, use, operation, condition, return or disposition of any Equipment including, without limitation, any claim alleging latent or other defects and any claim arising out of strict liability in tort, or (ii) any breach by Borrower of any of the Obligations.

11.Taxes. Borrower shall pay as and when due, and indemnify and hold Lender harmless from and against, all present and future taxes and other charges (including, without limitation, sales, use, stamp and personal property taxes, licenses and registration fees) and amounts in lieu of such taxes and charges and any penalties and interest on any of the foregoing, imposed, levied or based upon, or in connection with the Equipment.

12.Notice of Encumbrances and Location Change; Inspection. Borrower shall give Lender prompt notice of any attachment, judicial process, lien, encumbrance or claim affecting the Equipment, any loss or damage to the Equipment or material accident or casualty to the Equipment, as well as any change in the residency or principal place of business of Borrower or any guarantor of Borrower's obligations hereunder (a "Guarantor"). Lender may (but is not required to), for the purpose of inspection, with prior 3 business days prior written notice and during reasonable business hours, enter from time to time upon any premises where the Equipment is located upon reasonable notice to Borrower.

13.Title; Additional Assurances. The Equipment shall remain personal property even though installed in or attached to real property.  Borrower shall otherwise keep the Equipment free from all liens and encumbrances, except for those of (i) Lender, (ii) Prestige Capital Finance, LLC, and (iii) other third parties imposed on the Equipment in connection with the Disposition Transaction (as defined below) (collectively, the “Permitted Liens”), and shall defend Lender's security interest in the Equipment at Borrower’s expense. Borrower shall cause the Equipment to be kept marked with labels, plates or other markings reasonably requested by Lender or otherwise required by law. Borrower agrees to keep the Equipment numbered with the identification and/or serial numbers. Borrower will promptly execute, or otherwise authenticate, and deliver to Lender such documents, instruments, assurances and records, and take such further action as Lender may reasonably request in order to carry out the intent and purpose of this Agreement including, without limitation (i) lien searches and (ii) financing statements, crop liens, fixture filings and waivers as may reasonably be required in connection with any change in circumstances relating to Borrower, the Equipment or otherwise. Borrower shall provide written notice to Lender not less than 30 days prior to any contemplated change in the name, the jurisdiction of organization, the address of the chief executive office of Borrower and/or the location of the Equipment.

14.Borrower's Warranties and Covenants. In order to induce Lender to enter into this Agreement, Borrower represents and warrants as to the following: (a) Disclosures; (i) its applications, financial statements and reports which have been submitted to Lender are, and all information hereafter furnished by Borrower to Lender is and will be, true and correct in all material respects; (ii) as of the date hereof and the date of any Schedule and any Start Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; (iii) there are no known contingent liabilities or liabilities for taxes of Borrower which are not reflected in said financial statements or reports; and, (iv) none of the foregoing omit or omitted to state any material fact; (b) Organization; Borrower’s legal name, state of organization and chief executive office is as first set forth herein and Borrower is duly organized, validly existing and in good standing in such state and duly qualified to do business in each state where the Equipment is located; (c) Power and Authority; Borrower has full power, authority and legal right to execute, deliver and perform this Agreement and any Schedule thereto, and the execution, delivery and performance hereof has been duly authorized by all necessary action; (d) Enforceability; this Agreement and any Schedule or other document executed therewith has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation enforceable in accordance with its terms; (e) Consents and Permits; the execution, delivery and performance of this Agreement does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Borrower, and will not contravene any law, regulation, judgment or decree applicable to Borrower, or the certificate of organization, partnership agreement or by-laws of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Borrower under any mortgage, instrument or other agreement to which Borrower is a party or by which Borrower or its assets may be bound or affected; (f) Operations; Borrower shall not: (i) commence or conduct the operation of the Equipment until Lender has received the applicable Delivery and Acceptance Acknowledgment duly executed by the Borrower; (ii) operate the Equipment except by and through duly trained qualified personnel in the course of Borrower's regular and customary business and; (iii) at any time be in material violation of any laws, ordinances, decrees, orders, governmental rules or regulations to which it is subject and Borrower has, or will have, all the material licenses, accreditations, permits and regulatory approvals necessary for the operation of its business and the performance of this Agreement.

15.Assignment. Borrower hereby consents to any assignment (“Assignment”) by Lender and any reassignment of this Agreement or Monthly Payments hereunder with or without notice. BORROWER AGREES THAT THE RIGHTS OF ANY ASSIGNEE SHALL NOT BE SUBJECT TO ANY DEFENSE, SETOFF OR COUNTERCLAIM THAT BORROWER MAY HAVE AGAINST LENDER, AND THAT ANY SUCH ASSIGNEE SHALL HAVE ALL OF LENDER'S RIGHTS HEREUNDER, BUT NONE OF LENDER'S OBLIGATIONS. Lender may, at its option, grant a security interest in the Equipment and Borrower's interests shall be subordinate to the rights of Lender's secured party. Except in connection with the Disposition Transaction, Borrower shall not assign the Agreement, any Schedule thereto, nor any of Borrower's rights in connection herewith nor may any of Borrower’s duties hereunder be delegated to any other person or entity, whether by Borrower’s own act or by operation of law, without the prior written consent of Lender. Borrower further agrees it will not, without the prior written consent of Lender, allow the Equipment to be used by persons other than duly authorized and trained employees, or to change, modify, rent or sublet any Equipment to others or relocate any Equipment from the Equipment Location of a Schedule. “Disposition Transaction” means the consummation of the transactions contemplated by that certain Asset Purchase Agreement dated February 19, 2021 (the “Purchase Agreement”) among JanOne Inc., Borrower, and Customer Connexx LLC (“Connexx”), on the one hand, and ARCA Affiliated Holdings Corporation, a Delaware corporation, ARCA Services Inc., a Delaware corporation, and Connexx Services Inc, on the other hand (collectively, the “Buyers”), pursuant to which, among other things, the Buyers agreed to acquire substantially all of the assets, and assume certain liabilities, of Recycling and Connexx.

16.Lender's Right to Terminate. Without limiting the rights of Lender in the Event of a Default by Borrower, Lender shall at any time prior to Borrower’s acceptance of any Equipment have the right to terminate this Agreement with respect to such Equipment if: (a) there shall be a material adverse change in Borrower's or any Guarantor's financial position or credit standing; or (b) Lender otherwise in good faith deems itself insecure; or (c) such Equipment is not for any reason delivered to Borrower within 90 days of the date of any Schedule; or (d)

Borrower rejects or attempts to reject delivery of any Equipment.

17.Lender’s Right to Perform Obligations. If Borrower fails to perform any act or Obligation within a reasonable time after being requested to do so in writing by Lender, Lender may (but need not) make such payment or perform such act or Obligation. Any reasonable expense or cost so incurred by Lender shall be payable by Borrower to Lender upon demand, with interest at the Overdue Rate.

18.Events of Default. An "Event of Default" shall have occurred under this Agreement or any Schedule(s) to this Agreement if: (i) other than in connection with the Disposition Transaction, the owner(s) or interest holders of Borrower sell or otherwise transfer the controlling interest in Borrower; (ii) Borrower or any Guarantor fails to pay any Monthly Payments or any other payment required under this Agreement or any related Schedule(s) when due and such failure shall continue for more than 10 days; (iii) any part of the Equipment is sold, transferred, encumbered, or sublet or is attempted to be sold, transferred, encumbered, or sublet; (iv) Borrower or any Guarantor breaches or shall have breached any covenant, representation or warranty made or given by Borrower or Guarantor in this Agreement or in any other document furnished to Lender, or any such representation or warranty shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading; (v) Borrower or any Guarantor fails to perform or observe any other warranty, covenant, condition or agreement to be performed or observed by it hereunder including, but not limited to, Borrower’s obligation to provide financial statements in the manner provided in this Agreement and such failure or breach of warranty, covenant, condition or agreement continues un-remedied for a period of 30 days after the earlier of (a) the date on which Borrower obtains knowledge of such failure or breach; or (b) the date on which written notice thereof shall be given by Lender to Borrower; (vi) Borrower or any Guarantor becomes insolvent or bankrupt or makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or a bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Borrower or Guarantor; (vii) Borrower or any Guarantor ceases doing business as a going concern; (viii) other than in connection with the Disposition Transaction, Borrower or any Guarantor shall have terminated its legal existence, consolidated with, merged into, or conveyed or leased substantially all of its assets to any person or otherwise undergoes a material change in the composition of Borrower’s ownership, stockholders, unit-owners, partners or management, including the death, disability or incompetence of any Borrower, Co-Borrower, key shareholder, key member or Guarantor; (ix) Borrower or any Guarantor voluntarily or involuntarily permits the Equipment to become subject to a lien other than a Permitted Lien or arising out of claims against Lender not related to this Agreement (x) Borrower or any of its Guarantors, controlling shareholders, members or officers is criminally indicted or convicted; (xi) Borrower or any Guarantor is in breach of, or default under, any other loan, lease, finance or other agreement at any time executed with Lender, including, but not limited to, the agreements and ancillary documents executed in connection with this Agreement; (xii) Borrower or any Guarantor fails or refuses to allow an inspection of the Equipment; (xiii) if there exists, in Lender’s sole discretion, a material adverse change in Borrower's, or any Guarantor's, financial position or credit standing; or (xiv) Lender in good faith deems Borrower or any Guarantor unable to perform its obligations hereunder.

19.Remedies. Upon the occurrence and existence of any Event of Default for 30 days or greater, Lender may, at its option, do one or more of the following: (i) terminate this Agreement, all Schedules and all of Borrower's rights, but not Borrower's duties or the Obligations; (ii) proceed in court to enforce the performance of the terms of this Agreement and/or recover damages for the breach hereof; (iii) directly or by its agent, enter upon any premises where any Equipment is located, take possession of the Equipment and either store it on said premises without charge or remove the same (any damages occasioned by such taking of possession, storage or removal being hereby waived by Borrower); (iv) instruct Borrower in writing to assemble and deliver the Equipment to such location and to such person(s) or party(ies) Lender may designate and Borrower shall comply with such instructions promptly in accordance with the return provisions of a Schedule at

Borrower's own expense; (v) declare as immediately due and payable and forthwith recover from Borrower an amount equal to the Stipulated Loss Value, plus all unpaid Obligations including any attorney’s fees and costs incurred in the collection or enforcement of this Agreement and any related Schedule, including costs incurred in any insolvency, collection, class action, appeal and any other expenditures for counsel whether in court or out of court and any and all fees, costs and expenses incurred by Lender as a result of an Event of Default including, without limitation, appraisers' and brokers' fees, plus all other expenses and costs of removal, storage, transportation, insurance and disposition of the Equipment; and/or (vi) exercise any one or more rights and remedies available under the Uniform Commercial Code ("UCC") and/or applicable statutory or common law. In the event of any repossession of any Equipment by Lender, Lender may (but need not), without notice to Borrower, (i) hold or use all or part of such Equipment for any purpose whatsoever, (ii) sell all or part of such Equipment at public or private sale for cash or on credit and/or (iii) relet all or part of such Equipment upon such terms as Lender may solely determine; in each case without any duty to account to Borrower except as herein expressly provided or required by law. BORROWER WAIVES RIGHTS TO POSSESSION OF THE EQUIPMENT AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT AND ALL CLAIMS OF LOSS ARISING FROM OR OUT OF LENDER'S RECOVERY OF THE EQUIPMENT. After any repossession of Equipment by Lender there shall be applied on account of the Obligations one of the following, chosen at the option of Lender: (i) the net proceeds actually received by Lender from a sale of such Equipment, after deduction of all expenses of sale and other expenses recoverable by Lender hereunder, or (ii) the "Forced Liquidation Value" of such Equipment, which shall mean a price equal to the amount of value that would be received from a public auction with the seller being compelled to sell with a sense of immediacy on an “as-is” “where-is” basis as of a specific date, less the aggregate costs of all expenses necessary to effect such a sale, including reconditioning and transportation; and Borrower shall remain liable, subject to all provisions of this Agreement, for the balance of all amounts required under this Agreement. Subject to this Agreement, Interest shall accrue at the rate of 1½% per month on the Obligations that are not timely paid (the “Overdue Rate”) and shall continue to accrue until such time as Lender receives all past due Obligations. No termination, repossession or other act by Lender after default shall relieve Borrower from any of the Obligations. Borrower shall also pay to Lender, on demand, all fees, costs and expenses incurred by Lender as a result of such default including, without limitation, Lender’s reasonable attorneys' fees, including appraisers' and brokers' fees and all other expenses and costs of removal, storage, transportation, insurance and disposition of the Equipment. For purposes hereof, the parties agree that attorney’s fees are to be construed broadly to include any attorneys’ fees, including in-house counsel fees and paraprofessional fees, incurred by Lender or its assigns, whether or not there is a lawsuit and, if there is a lawsuit, any fees and costs for any proceeding, including any insolvency, collection, class action, appeals or other proceedings and any other legal fee expenditures incurred by Lender arising out of or related to this Agreement and any related Schedules or Guaranties and/or exercise any one or more rights and remedies available under same or any other remedy allowed under the Uniform Commercial Code ("UCC") and/or applicable statutory or common law. In the event that any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable in whole or in part, such determination shall not prohibit Lender from establishing its damages sustained as a result of any breach of this Agreement in any action or proceeding in which Lender seeks to recover such damages. The remedies provided herein in favor of Lender shall not be exclusive but shall be cumulative and in addition to all other remedies existing at law or in equity, any one or more of which may be exercised simultaneously or successively.

20.Non-Waiver. Lender's failure at any time to require strict performance by Borrower of any provision hereof shall not waive or diminish Lender's rights thereafter to demand strict performance thereof or of any other provision. None of the provisions of this Agreement shall be held to have been waived by any act or knowledge of Lender, but only by a written instrument executed by Lender and delivered to

Borrower. Waiver of any Event of Default or breach hereof shall not be a waiver of any other or subsequent default.

21.Communications. Any Addendum, notice or other communication authorized or required to be given to Borrower hereunder shall be given in writing and shall be deemed to have been duly given and received when sent by any one of the following methods to the address indicated in the signature block to this Agreement or provided to Lender: by a confirmed nationally reputable overnight courier, email, fax and text messaging. Any notice or other communication authorized or required by Borrower to Lender must be sent via U.S. mail, postage paid, certified mail, by confirmed nationally reputable overnight courier, or electronic email, fax and text messaging and then confirmed receipt by Lender.

22.Financial and Other Information. Borrower shall furnish to Lender, at its own cost and expense, (i) federal and state tax returns of Borrower and any Guarantor (i) within 45 days of the expiration of each fiscal year of such party or entity, and (ii) within 30 days of the end of each calendar month, at the Lender’s request, unaudited financial statements certified by an officer of Borrower, as true and correct, consisting in each case of a balance sheet, income statement and statement of cash flows, all prepared in accordance with generally accepted accounting principles, consistently applied; (iii) current statements of order and backlog reports, receivables aging reports; and (iv) such other information as Lender may reasonably request from time to time. Borrower agrees that Lender may share any financial information provided herein with Lender's participants, funding partners and/or assigns. Each time Borrower requests from Lender a statement of the outstanding amount of the indebtedness owed under the Agreement, Borrower shall pay Lender a service fee for each such request to compensate Lender for the costs of administration of such requests.

23.Choice of Law; Venue. THIS AGREEMENT, SCHEDULES, RIDERS, ANCILLARY DOCUMENTS AND AMENDMENTS THERETO SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF MINNESOTA. TO INDUCE LENDER TO EXECUTE THIS AGREEMENT, BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT SHALL BE LITIGATED EXCLUSIVELY IN COURTS (STATE OR FEDERAL) HAVING SITUS IN THE STATE OF MINNESOTA AND THE COUNTY OF HENNEPIN UNLESS LENDER, IN ITS SOLE DISCRETION, WAIVES THIS PROVISION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF MINNESOTA AND THE STATE IN WHICH THE BORROWER'S PRINCIPAL PLACE OF BUSINESS IS SITUATED OR THE EQUIPMENT IS LOCATED. BORROWER WAIVES ANY CLAIM THAT ANY ACTION INSTITUTED BY LENDER HEREUNDER IS IN AN INCONVENIENT OR IMPROPER FORUM. TO THE EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES TRIAL BY JURY AND ANY RIGHT OF SETOFF OR COUNTERCLAIM.

24.Borrower Waivers. BORROWER HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES TO RECOVER ANY GENERAL, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING ANTICIPATORY PROFITS, FROM LENDER, FOR ANY REASON; AND TO THE EXTENT APPLICABLE BY LAW, BORROWER WAIVES THE RIGHT TO SPECIFIC PERFORMANCE, REPLEVIN, DETINUE OR SEQUESTRATION.

25.Authorization to Access, Order and Review Personal Credit; Identification Waiver; Permission To Solicit. Borrower authorizes Lender to obtain credit bureau reports and make any other credit inquiries that Lender determines are appropriate. By signing below, the undersigned individual affirms that he or she is either a principal of the Borrower, or is also a personal guarantor of Borrower's obligations under this Agreement and thereby provides written instruction to Lender or its designees (including any assignee or potential assignee) authorizing the review of his or her personal credit profile from a national credit bureau.

Such authorization shall extend to obtaining a credit profile in considering the application for the extension of credit by Lender under the Agreement and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. Borrower grants Lender, its successors, assigns and participants, permission to make copies of drivers licenses and other personal identification, whether state, government or other issue for all Borrower(s), signor(s), guarantor(s) or any other parties to this Agreement. Borrower hereby grants Lender, its successors, assigns and participants, permission to provide copies of documents and information to any successor or third party that is or becomes a party to this Agreement, without notice; Borrower grants Lender, its successors, assigns and participants permission to allow Lender to solicit them for business as Lender may see fit and Lender may use any method to do so including, but not limited to, facsimile transmission, email, text, telephone and direct mail.

26.Miscellaneous. The Agreement is submitted by Borrower to Lender for its acceptance or rejection and shall not become effective and shall impose no obligations on Lender until it is accepted by Lender in writing at its offices Minnetonka, Minnesota. If any provision of this Agreement or the application thereof is hereafter held to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and to this end the provisions of this Agreement are severable. The titles to the Sections of the Agreement shall not be considered in the interpretation of this Agreement.  The Agreement (including the Schedules) sets forth the entire understanding between the parties and may not be modified except in a writing signed by both parties except in the case of an Addendum changing the Payment Date in which case Borrowers expressly agrees that Lender retains the right to change such date(s) in its sole reasonable discretion and Borrower waives any right to contest the enforceability of such modification(s) and Borrower’s waive of any such right is a material requirement and consideration of this Agreement necessary to facilitate Lender’s efficient and standardized loan operations. If there is more than one Borrower, the obligations of Borrowers hereunder and co-Borrowers are joint and several. The necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships, limited liability companies and/or individuals, whether male or female, shall in all cases assumed as though in each case fully expressed.  Subject to the terms hereof, this Agreement shall be binding upon and inure to the benefit of Lender and Borrower and their respective personal representatives, successors and assigns. The individuals executing this Agreement on behalf of Borrower personally warrant that they are doing so pursuant to due authorization by the Borrower as required by Borrower’s articles, bylaws and/or Borrower’s membership, partnership or operating agreement. Borrower’s representations, warranties, covenants, duties and indemnities hereof survive the expiration or other termination of the Agreement.

27.Counterparts; Delivery of Executed Documents. This Agreement and any Schedules may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of the Agreement by facsimile, e-mail or other electronic means shall be equally as effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the Agreement by such electronic means also shall deliver a manually executed counterpart of the Agreement to Lender. The failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

28.USPA Disclosure To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask you for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

AGREED: SIGNATURES

Dated as of the day and year first above written.

ARCA Recycling, Inc., a Corporation organized under the laws of the state of CA

DBA (if applicable):

Signature: /s/ Virland A. Johnson_______________________________

                      (signature of Borrower's duly authorized representative)

Print Name: Virland A Johnson

Title: CFO

FEIN: 36-3893973

Principal Office:

7301 Ohms Ln, Suite 320, Edina, MN 55439

Telephone: +1 800-452-8680

E-mail: v.johnson@isaac.com

With copies of all notices required hereunder to:

Tony Isaac

President and CEO  / Email:  t.isaac@isaac.com

Accepted by Lender at Minnetonka, Minnesota:

KLC Financial, Inc., a Corporation organized under the laws of the State of Minnesota, 3514 County Road 101, Minnetonka, Minnesota 55345

Signature: /s/ Sharon Smith___________________________________

Title: ____Chief Credit Officer_________________

SCHEDULE NO.  01 TO MASTER EQUIPMENT FINANCE AGREEMENT NO. 7085A

This Schedule to Master Equipment Finance Agreement ("Schedule") is hereby made a part of Master Equipment Finance Agreement No. 7085A dated as of March 25, 2021 (as amended, renewed or restated from time to time, the "Agreement") entered into between KLC Financial, Inc. ("Lender") and ARCA Recycling, Inc. dba (if applicable) ("Borrower"). All capitalized terms herein shall have the same meaning as such terms are defined in the Agreement. To the extent the terms of this Schedule may be inconsistent with the Agreement, the terms of this Schedule shall control.  The Master Finance Agreement is incorporated herein as if fully set forth.

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

Equipment Description:	[***]
Vendor:	[***]

All of the foregoing property, together with all parts and accessories thereto, all attachments, accessories and additions incorporated therein, attached thereto or used in connection therewith, all replacements and substitutions thereto and all income, proceeds and products thereof being collectively referred as the “Equipment.”

Equipment Location:  7301 Ohms Ln, Suite 320, Edina, MN 55439

Total Equipment Cost: $1,561,788.41 plus any applicable taxes and fees. “Cost” means the total cost to the Lender of purchasing and causing the delivery and installation of the Equipment and shall include taxes, transportation and any other charges paid by Lender.

Down Payment (if applicable):

Total Finance Amount: $1,561,788.41

Initial Term:  1 + 71

Security Deposit:

Advance Payment: 1 - $26,814.82

Monthly Payments: $26,814.82  plus any applicable taxes and fees.

Payment Date: Each Payment shall be due on the 1 day of each month subsequent to the Start Date unless Borrower is notified in an Addendum.

Monthly Payments Remitted to/via: ACH

ADDITIONAL PROVISIONS: (If applicable)

AGREED:  Dated as of March 24, 2021.

Borrower: ARCA Recycling, Inc.

DBA ( if applicable):

Signature: /s/ Virland A. Johnson __________________

       (signature of Borrower's duly authorized representative)

Print Name of Signor: Virland A Johnson

Title: CFO

Lessee's FEIN: 36-3893973

Lessee's Address:  7301 Ohms Ln, Suite 320, Edina, Minnesota 55439

Telephone: +1 800-452-8680

E-mail: [***]

Accepted by Lender at Minnetonka, Minnesota

KLC Financial, Inc.

Signature: /s/ Sharon Smith________________________

Title: Chief Credit Officer______________________